UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________________

FORM 8-K

__________________________

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2023 (September 14, 2023)

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Volcon, Inc.

(Exact Name of Registrant as Specified in its Charter)

__________________________

Delaware	001-40867	84-4882689
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3121 Eagles Nest, Suite 120

Round Rock, TX 78665

(Address of principal executive offices and zip code)

(512) 400-4271

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	VLCN	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Waiver and Modification Agreement

On May 19, 2023, Volcon, Inc. (the “Company”) entered into a Securities Purchase and Exchange Agreement (the “Purchase Agreement”) with Empery Asset Master, LTD, Empery Tax Efficient, LP and Empery Debt Opportunity Fund, LP (collectively, the “Investors”) pursuant to which the Company:

(A) issued to the Investors in a private placement (i) senior convertible notes in an aggregate principal amount of $4,934,782 (the “Convertible Notes”), which have a current conversion price of $0.75 per share, and (ii) warrants to purchase 5,434,783 shares of common stock with a current exercise price of $0.75 per share of common stock (the “New Warrants”);

(B) exchanged the senior convertible notes due February 24, 2024 in principal amount of $27,173,913 (the “Original Notes”) for: (i) senior convertible notes due February 24, 2024 in principal amount of $3,690,422 at a current conversion price of $0.75 per share, subject to further adjustment upon the occurrence of specified events (the “Series A Exchange Notes”); and (ii) senior convertible notes due February 24, 2024 in principal amount of $23,483,491 at a current conversion price of $0.75 per share, subject to further adjustment upon the occurrence of specified events (the “Series B Exchange Notes,” and together with the Series A Exchange Notes, the “Exchange Notes” and the Convertible Notes together with the Exchange Notes, the “Notes”); and

(C) exchanged the common stock purchase warrants issued in connection with the Original Notes to purchase 9,057,971 shares of common stock (the “Original Warrants”) for warrants to purchase 17,057,971 shares of common stock with a current exercise price of $0.75 per share of common stock (the “Exchange Warrants” and together with the New Warrants, the “Warrants”).

With respect to the Notes and Warrants, if the Company issues or sells any shares of its common stock (with limited exceptions) for a consideration per share (the “New Issuance Price”) less than a price equal to the conversion price of the Notes or exercise price of the Warrants in effect immediately prior to such issue or sale, the conversion price of the Notes and exercise price of the Warrants will be reduced to an amount equal to such new issue price (subject to a floor price of $0.22).

In addition, the Purchase Agreement restricted the Company from conducting additional offerings of its equity securities until September 25, 2023.

On September 14, 2023, the Company entered into a Waiver and Modification Agreement (the “Waiver Agreement”) with the Investors pursuant to which the Investors waived the restriction on the Company’s ability to conduct a planned underwritten public offering of shares of its securities (the “Offering”). In addition, pursuant to the Waiver Agreement, the Investors agreed that notwithstanding the pricing of the Offering, the New Issuance Price with respect to the Notes (and not the Warrants) shall be deemed to be the greater of: (i) the price per share sold in this offering; and (ii) $0.55. As such, if the Company completes the Offering at an offering price of less than $0.55 per share, the conversion price of the Notes shall be decreased from $0.75 to $0.55 per share, the number of shares of common stock underlying the Notes shall increase from 42,811,595 to 58,379,448, and the exercise price of the Warrants shall be decreased to the offering price in this offering.

The foregoing description of the Waiver Agreement is not complete and is qualified in its entirety by reference to the full text of the Waiver Agreement, a copy of which is filed as Exhibit 10.1 and is incorporated by reference herein.

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Note Amendment

On September 14, 2023, the Company entered into a note amendment (the “Note Amendment”) with the Investors pursuant to which the Investors agreed to take the following actions with respect to the Notes:

(i)       to extend the maturity date from February 24, 2024 to January 31, 2025;

(ii)       the Notes required us to have unrestricted and unencumbered cash on deposit of $10,000,000 on December 31, 2023. The Note Amendment reduced the cash requirement to $5,000,000 and extended the requirement date to June 30, 2024;

(iii)       to add a new covenant that prior to December 31, 2023, the Company sells to customers not less than 250 Volcon Stag offroad vehicles; provided that in order to qualify as a sale, such sale would need to be revenue on our income statement in accordance with generally accepted accounting practices, as may be amended;

(iv)       to allow us to incur indebtedness of up to $10 million from a factoring arrangement on terms acceptable to the Investors, provided, that the factoring lender executes a subordination and intercreditor agreement on terms acceptable to the Investors and approved by the Investors in writing; and

(v)        to allow liens arising from indebtedness of the type described in clause (iv) above, provided that the factoring lender executes a subordination and intercreditor agreement on terms acceptable to the Investors and approved by the Investors in writing.

The Note Amendment will only become effective upon the execution of a valid and enforceable security agreement by the Company and the collateral agent to the Investors no later than September 22, 2023; and the execution of a valid and enforceable guaranty by the Company’s subsidiaries no later than September 22, 2023.

The foregoing description of the Note Amendment is not complete and is qualified in its entirety by reference to the full text of the Note Amendment, a copy of which is filed as Exhibit 10.2 and is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off Balance Sheet Arrangement of a Registrant.

The descriptions of the Waiver Agreement and Note Amendment described in Item 1.01 are incorporated herein.

Item 3.02	Unregistered Sales of Equity Securities.

The description of the Waiver Agreement described in Item 1.01 is incorporated herein.

Item 8.01.	Other Events.

On September 14, 2023, the Company issued a press release (the “Press Release”) announcing that it had commenced the Offering. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The foregoing disclosure is qualified in its entirety by the full text of the Press Release.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Waiver and Modification Agreement, dated September 14, 2023
10.2	Note Amendment, dated September 14, 2023
99.1	Press Release, dated September 14, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Volcon, Inc.
(Registrant)

Date: September 15, 2023	/s/ Greg Endo
Greg Endo Chief Financial Officer

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